UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2006
ANIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50674 (Commission File Number)	23-2860912 (IRS Employer Identification No.)

200 Lawrence Drive, West Chester, Pennsylvania (Address of principal executive offices)	19380 (Zip Code)
(610) 644-8990
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 8.01 Other Events.
At a special meeting of stockholders held on February 17, 2006, Animas Corporation’s stockholders approved the merger agreement whereby Animas will be acquired by Emerald Merger Sub, Inc., a wholly owned subsidiary of Johnson & Johnson.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by is behalf by the undersigned hereunto duly authorized.

ANIMAS CORPORATION
By:	/s/ Richard A. Baron
Richard A. Baron
Vice President – Finance and Chief Executive Officer

Dated: February 17, 2006